Exhibit 10.56

Recording requested by, and

when recorded return to:

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street, 48th Floor

Los Angeles, California 90071

Attention: William M. Scott IV, Esquire

SECOND AMENDED AND RESTATED

ASSIGNMENT OF RENTS AND REVENUES

THIS SECOND AMENDED AND RESTATED ASSIGNMENT OF RENTS AND REVENUES (this “Assignment”) dated as of February 28, 2006 is made by ELDORADO RESORTS LLC, a Nevada limited liability company, hereinafter referred to as “Assignor”, in favor of BANK OF AMERICA, N.A., as Administrative Agent for itself and for the Issuing Bank and the Banks from time to time party to that certain Third Amended and Restated Loan Agreement of even date herewith between Assignor, Administrative Agent and the Banks (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”). This Assignment amends and restates, in its entirety, the Amended and Restated Assignment of Rents and Revenues dated as of June 29, 2001, made by Assignor in favor of the Administrative Agent and the Banks party to the Existing Loan Agreement.

RECITALS:

WHEREAS:

A. Assignor is the owner of that certain real property situated in the County of Washoe, State of Nevada, that is more particularly described on Exhibit A hereto (the “Real Property”).

B. In this Assignment all capitalized words and terms shall have the respective meanings and be construed herein as provided in Section 1.1 of the Loan Agreement, and any reference to a provision of the Loan Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

C. Pursuant to the Loan Agreement, the Banks have agreed, subject to the terms and conditions specified therein, to make Loans and to issue Letters of Credit in an aggregate principal amount of $30,000,000. It is a condition to the Loans and the Letters of Credit that all rents, issues, profits, earnings, income, payments and revenues relating to or derived from the Real Property and any business activity presently or in the future conducted thereon (hereinafter collectively the “Rents and Revenues”) be irrevocably assigned to the Administrative Agent as additional security for the Loans and the Letters of Credit and as additional security for the performance of all Obligations to be performed by Assignor pursuant to the Loan Agreement and the other Loan Documents (as defined in the

Loan Agreement), together with all amendments, extensions, modifications and additional advances made thereto or thereunder, upon the terms and conditions set forth hereinbelow.

NOW, THEREFORE, in consideration of the Loans and the Letters of Credit under the Loan Agreement and for other valuable consideration, receipt whereof is hereby acknowledged, the Assignor hereby irrevocably assigns to the Administrative Agent for the ratable benefit of the Banks, the Issuing Bank, and any Affiliate of any Bank party to an Approved Swap Agreement, all of the right, title and interest of Assignor in and to the Rents and Revenues as follows:

1. The Assignor has granted, bargained, sold, assigned, and set over and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto the Administrative Agent, its successors and assigns, for the ratable benefit of the Banks, the Issuing Bank, and any Affiliate of any Bank party to an Approved Swap Agreement, all of Assignor’s right, title and interest in and to the Rents and Revenues, together with all rights, interests and privileges which Assignor has or may have to receive and collect the Rents and Revenues, including, without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name and in the name of Assignor or otherwise to make, claim for, enforce, collect, receive, and receipt for any and all such Rents and Revenues, and to do any and all things which Assignor may become entitled for the collection of the Rents and Revenues.

2. In addition to all rights of setoff for the collection of the Rents and Revenues herein assigned and against any monies, securities or other property given to the Administrative Agent and the Banks by law, the Administrative Agent and the Banks will have a right of setoff for the collection of such Rents and Revenues herein assigned, against all monies, securities and other property of Assignor now or hereafter in the possession of or on deposit with the Administrative Agent or the Banks whether held on a general or special account or deposit, or for safekeeping or otherwise; and every such right or setoff for the collection of such Rents and Revenues herein assigned may be exercised without demand upon or notice to Assignor. No right of setoff shall be deemed to have been waived by any act or conduct on the part the Administrative Agent or the Banks or by any neglect to exercise such right of setoff, or by any delay in doing so; and every right of setoff continues in full force and effect until specifically waived or released by an instrument in writing executed by the Administrative Agent and the Banks.

3. No delay or failure by the Administrative Agent or the Banks to exercise any right or remedy against the Assignor under the Loan Documents will be construed as a waiver of that right or remedy. All remedies of the Administrative Agent and the Banks against the Assignor under the Loan Documents are cumulative.

4. It is understood and agreed that so long as no Event of Default exists under the Loan Agreement there is reserved to Assignor a license to collect the Rents and Revenues as they become due, but not prior to accrual, and to remit the same in accordance with the Loan Agreement. Upon the occurrence of an Event of Default under the Loan Agreement such license granted to Assignor shall be immediately revoked without further demand or notice and the Administrative Agent is hereby empowered to demand payment of the Rents and Revenues from the appropriate party. This assignment is intended to be and is an absolute present assignment from Assignor to the Administrative Agent for the ratable benefit of the Banks, the Issuing Bank, and any Affiliate of any Bank party to an Approved Swap Agreement, and not merely the passing of a security interest.

5. The covenants and assignments herein contained on the part of Assignor shall be binding upon Assignor and any subsequent owner or owners of the Real Property and the Premises, or any portions thereof, and its or their respective successors and assigns.

This Assignment, together with all of the covenants herein contained on the part of Assignor shall inure to the benefit of the Administrative Agent in the ratable benefit of the Banks, the Issuing Bank, and any Affiliate of any Bank party to an Approved Swap Agreement, and any subsequent holder or holders of this Assignment which is also the beneficiary of the Deed of Trust, and its or their respective successors and assigns.

6. Nothing herein contained shall be construed as imposing any duty or obligation on the Administrative Agent or the Banks with respect to the Real Property.

7. This Assignment may not be changed or terminated except by an agreement in writing signed by the party or parties against whom enforcement of the change is sought. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada and if any action is taken to enforce the terms of this Assignment such action shall be commenced and maintained within the State of Nevada.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed the foregoing instrument on the day and year first above written.

ASSIGNOR:

ELDORADO RESORTS LLC, a Nevada limited liability company

By:	/s/ Donald L. Carano
Donald L. Carano, Chief Executive Officer, President and Presiding Manager

By:	Recreational Enterprises, Inc., a Nevada corporation Its: Assistant Presiding Manager

	By:	/s/ Gary L. Carano
Gary L. Carano, Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

STATE OF NEVADA	)
)	ss.
COUNTY OF WASHOE	)

On February 2, 2006, personally appeared before me, a Notary Public, Gary L. Carano, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that           he executed the instrument.

/s/ Kerri LaFerriere
Notary Public

STATE OF CALIFORNIA	)
)	ss.
COUNTY OF SONOMA	)

On February 6, 2006, personally appeared before me, a Notary Public, Donald L. Carano, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that           he executed the instrument.

/s/ Donald L. Carano
Notary Public

STATE OF TEXAS	)
)	ss.
COUNTY OF DALLAS	)

On February 3, 2006, personally appeared before me, a Notary Public, Chris M. Levine, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that           he executed the instrument.

/s/ Patricia A. Tomek
Notary Public

Exhibit A

Real Property Description

[See Attached]

DESCRIPTION

All that certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

PARCEL 1: (Parking Structure)

The Southerly 10.34 feet of Lot 10 and all of Lots 11, 12, 19, 20, 21, 22, 23 and 24 in Block F of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

EXCEPTING THEREFROM the following described parcel conveyed by deed-recorded in Book 110 of Deeds, Page 180, records of Washoe County, Nevada:

BEGINNING at a point 39.66 feet South of the Northeast corner of Lot 10 in Block F, Original Reno Townsite; thence West along a line parallel to the North side line of said Lot 10, 140 feet; thence South .2 feet along the West end line of Lot 10; thence East 140 feet to a point 40.06 feet South of the Northeast corner of Lot 10; thence North .4 feet to the point of beginning; said fraction being contained in Lot 10, Block F, Original Reno Townsite.

TOGETHER WITH that portion of that certain East-West alley, situate in Block F of the Town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on August 1, 1868, described as follows:

Beginning at the Northeast comer of Lot 24, in said Block F;

Thence in a Westerly direction along the Northerly boundary of Lots 24, 23, 22, 21, 20 and 19 in said Block F, 140.00 feet;

Thence in a Northerly direction to the Southwest corner of Lot 12, in said Block F;

Thence along the Southerly Boundary of said Lot 12 in an Easterly direction, 140.00 feet to the Southeast corner of said Lot 12;

Thence in a Southerly direction to the Northeast corner of said Lot 24, Block F, the True Point of Beginning;

As abandoned by Order of Abandonment recorded February 27, 1991 in Book 3427, Page 72 as Document No. 1549560 of Official Records.

PARCEL 2: (Hotel)

Lots 5, 6, 7 and 8 in Block G of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871.

TOGETHER WITH the Easterly 1/2 of the North-South alley running through Block G of original Town, now City of Reno, and being bounded on the North by the Southerly line of West Fourth Street and on the South by the Southerly line of Lot 8 extended

Westerly in Block G of original Town, now City of Reno, according to the map thereof; filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, as abandoned by Orders of Abandonment recorded May 23, 1978 in Book 1246, Page 184 as Document No. 533771 and March 18, 1988 in Book 2706, Page 637 as Document No. 1233311 of Official Records.

PARCEL 3: (Hotel)

Lots 1, 2, 3, 4, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18,19 and 20 in Block G of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

TAR WITH that certain East-West alley running through Block G of oriel Town; now City of Reno, and being bounded on the East by North Virginia Street and bounded on the West by North Sierra Street, and also the Westerly 1/2 of the North-South alley running through Block G of original Town, now City of Reno, and being bounded on the North by the Southerly line of West Fourth Street and bounded on the South by the Southerly line of Lot 1 extended Easterly, in Block G of original Town, now City of Rena, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, now abandoned by Orders of Abandonment recorded May 23,1978 in Book 1246, Page 184 as Document No. 533771, and February 1, 1985 in Book, 2126, Page 264 as Document No. 977018, and March 18, 1988 in Book 2706, Page 637 as Document No. 1233311, all of Official Records.

PARCEL 4:

A portion of U.S. Highway 40 (also known as West Fourth Street) lying Northerly of and adjacent to the Northerly line of Block G of original Town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, and as further described in the Multi-Use Lease, recorded October 3, 1978 in Book 1314, Page 418 as Document No. 561788 of Official Records, for the purpose of construction of footings that are necessary structural components for the ELDORADO HOTEL-CASINO addition.

PARCEL 5: (P1aza Parcel)

Parcel 1 of Parcel Map No. 2690 filed In the office of the County Recorder of Washoe County; State of Nevada, on March 18, 1993, as File No. 1656128.

EXCEPTING THEREFROM any portion thereof, lying within North Virginia Street and North Sierra Street.

ALSO EXCEPTING THEREFROM that portion conveyed to the City of Reno by “Deed of Dedication” recorded October 8,1997 in Book 5008, Page 578, as Document No. 2143016 of Official Records.

ALSO EXCEPTING THEREFROM all minerals and mineral rights as reserved in a Deed recorded September 30, 1988, in Book 2806, Page 950, is Document No. 1278084 of Official Records.

PARCEL 6: (Bridge Easement)

Together with the reciprocal easement rights, as contained in that certain Bridge Easement dated May 25, 1995 by and between CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership and CIRCUS CIRCUS CASINO, INC, a Nevada corporation and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, recorded May 31, 1995 in Book 4312, Page 779 as Document No. 1897108, Official Records.

PARCEL 7: (Portion of Fourth Street)

That portion of Fourth Street described in abandonment recorded November 28, 1994 in Book 4198, Page 907 as Document No.1852011, and re-recorded February. 21, 1995 in Book 4249, Page 372 as Document No.1872458 .of Official Records, and more particularly described as follows:

Beginning at the Southeast corner of Block “B”, Reno Townsite as shown on Record-of-Survey 2665,

thence South 23°13’05” West, 94.58’ to. the True Point of Beginning,

thence South 13°48’48” East, 4.50 feet, to a point an the Southerly right-of-way of Fourth Street,

thence along said right-of-way South 76°11’12” West, 60.00 feet thence North 13°48’48” West, 4.50 feet

thence North 76°11’12” East, 60.00 feet to the True Point of Beginning.

PARCEL 8:

That portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, described as follows:

COMMENCING at a point on the West line of the alley running Northerly and Southerly through said Block F, 6 feet Northerly oldie Southeast corner of said Lot 3 in Block F of. said town, now City of Reno; thence Northerly along the East line of said Lot 3, a distance of 32  1/2 feet; thence at a right angle Westerly, a distance of 44  1/2 feet; thence at a right angle Southerly, a distance of 32  1/2 feet; thence at a right angle Easterly, a distance of 44  1/2 feet to the Point of Beginning.

The above described premises being the Easterly portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map above mentioned.

PARCEL 9:

Lot 6 in Block F of original Town, now City of Rena, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

PARCEL 10:

Lots 7, 8, 9, the Northerly 39.66 feet of Lot 10 and that portion of Lot 10 in Block F or original Town; now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on. June 27,1871, described as follows:

BEGINNING at a point 39.66 feet South of the Northeast corner of Lot 10 in Block F, Original Reno Townsite; thence West along a line parallel to the North side line of said Lot 10, 140 feet; thence South .2 feet along the West end line of Lot 10; thence East 140 feet to a point 40.06 feet South of the Northeast corner of Lot 10; thence North .4 feet to the point of beginning; said fraction being contained in Lot 10, Block F, Original Reno Townsite.